EXHIBIT 10.9

                                    [FORM OF]
                      BRILLIANT DIGITAL ENTERTAINMENT, INC.
                      DEFERRED COMPENSATION RELINQUISHMENT
                              OPPORTUNITY AGREEMENT

                                    RECITALS:

         WHEREAS, Brilliant Digital Entertainment, Inc. ("Company") has adopted the Brilliant Digital Entertainment, Inc. Deferred Compensation Plan effective January 1, 1997 ("Plan") for the benefit of ________________ ("Employee") and another employee. Except as otherwise defined herein, all capitalized terms shall have the meaning set forth in the Plan.

         WHEREAS, in accordance with the terms of the Plan, Employee at the request of the Company agreed to defer a portion of his compensation until July 1, 2004, provided that such deferred compensation accrued interest at the rate of 8% per annum until paid in full. Under the Plan, Company is required to distribute to Employee all compensation deferred by Employee under the Plan, together with all accrued interest thereon, no later than July 1, 2004. The amount of compensation Employee deferred pursuant to the Plan, together with all interest accrued thereon, is reflected in Employee's Account.

         WHEREAS, Company now desires to offer Employee a one-time opportunity to relinquish all of Employee's right, title and interest under the Plan, including all of Employee's right, title and interest in Employee's Account ("Employee's Plan Benefit"), in exchange for the right to acquire, at a price of $0.12 per share, an amount of Company stock calculated in accordance with
Section 1.2 of this Agreement (the "Stock Options"). The Stock Options shall have a term of ten years and be exercisable by Employee in accordance with
Section 1.4 of this Agreement.

         NOW, THEREFORE, Company has determined to offer the Employee the one-time opportunity to relinquish Employee's Plan Benefit and, in exchange, to receive the Stock Options as follows:

SECTION 1:   ELECTION TO EXCHANGE PLAN BENEFITS FOR STOCK OPTIONS

                  1.1 Employee shall have until June 30, 2003 to determine whether he wishes to relinquish Employee's Plan Benefit and, in exchange, to receive the Stock Options. In the event Employee elects not to relinquish Employee's Plan Benefit, Employee's Plan Benefit shall remain in effect and be paid by Company in accordance with the Plan.

                  1.2 In the event Employee elects to relinquish Employee's Plan Benefit and receive the Stock Options, Employee shall have the right to receive, upon exercise of the Stock Options in accordance with the terms of this agreement, the number of shares derived by dividing the Employee's balance in his Account under the Plan on the date of such election (the "Relinquishment Amount") by the difference between (a) the value of a share of stock of the Company as of the date the Employee makes the election to relinquish Employee's Plan Benefit, which value shall be equal to the average closing price of the Company's Common Stock on the

American Stock Exchange for the 5 trading days immediately prior to the date the Employee makes the election to relinquish Employee's Plan Benefit and (b) $.12. Employee shall have no right to exercise all or any portion of the Stock Options except as provided in Section 1.4 below.

                  1.3 Employee shall elect to relinquish Employee's Plan Benefit and receive the Stock Options pursuant to the terms of this Agreement by delivering written notice thereof to Company prior to June 30, 2003. Employee's notice pursuant to this Section 1.3 shall be delivered to Company at the address set forth in Section 3 below. As soon as reasonably practicable following receipt of Employee's notice, Company shall advise Employee in writing as to the maximum number of shares of Company stock, calculated in accordance with Section
1.2 above, Employee shall be entitled to receive upon Employee's exercise of the Stock Options in accordance with this Agreement.

                  1.4 In the event Employee elects to relinquish Employee's Plan Benefit and receive the Stock Options, the Stock Options shall be governed by, and Employee shall be entitled to exercise the Stock Options only in accordance with, the terms of the form of Stock Option Agreement (Non-Statutory Stock Option) attached hereto as Exhibit A. The Stock Options will be fully vested at the time of grant but not be exercisable by Employee until July 1, 2004. In addition, to the extent the Company remains listed on the American Stock Exchange and stockholder approval of the Stock Option is required for the Company to remain in compliance with the listing standards of the American Stock Exchange, then the Stock Options shall automatically terminate and cease to have any force or effect as of June 30, 2004 unless such stockholder approval has been duly obtained by the Company on or prior to such date. In the event of any such termination of the Stock Options, the Employee Plan Benefit shall be restored and Employee shall be entitled to receive a cash payment equal to the Relinquishment Amount on July 1, 2004. The Relinquishment Amount will not bear interest during the period commencing on the date of Employee's election to receive the Stock Options and ending on the date of termination of the Stock Options.

SECTION 2:   TERMINATION OF AGREEMENT

                  1.5 The Company shall have the right to terminate this Agreement prior to Employee's election pursuant to Section 1 above upon the occurrence of any of the following:

                           (i)      Upon the death of the Employee; and

                           (ii) For "cause." Cause shall be defined as the Employee's commission of a crime of moral turpitude, gross or willful misconduct, or such other act which would severely damage the reputation of the Company.

SECTION 3: NOTICES. Any and all notices referred to herein shall be sufficient if furnished in writing and sent by registered mail to the respective parties at the respective addresses set forth below:

COMPANY:                   Brilliant Digital Entertainment, Inc.
                           6355 Topanga Canyon Boulevard, Suite 120
                           Woodland Hills, California
                           91367

EMPLOYEE:                  [Name]
                           [Address]

SECTION 4: ASSIGNMENT'S BINDING EFFECT. This Agreement shall inure to the benefit of, and be enforceable by the parties and their successors and assigns.

SECTION 5: INTERPRETATION. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be valid and effective under applicable law. If any of the provisions of this Agreement shall contravene or be invalid under the laws of any jurisdiction where applicable, such contravention or invalidity shall not invalidate all of the provisions of this Agreement but rather the Agreement shall be construed, insofar as the laws of that particular jurisdiction are concerned, as not containing the invalid or contravening provision, and the rights and obligations of the parties shall be enforced to the fullest extent possible.

SECTION 6: RECOVERY OF EXPENSES. In the event a dispute arises with respect to this Agreement, the prevailing party in such dispute shall be entitled to recover all expenses, including, without limitation, reasonable attorneys' fees and expenses incurred in ascertaining such party's rights in preparing to enforce, or in enforcing such party's rights under this Agreement whether or not it was necessary for such party to institute suit.

SECTION 7: ENTIRE AGREEMENT. This Agreement supersedes all prior discussions and agreements between the Company and Employee with respect to the subject matter hereof. This Agreement cannot be changed or terminated or any performance or condition waived, in whole or in part except by writing signed by the party against whom enforcement of the changes, termination or waiver is sought. The waiver of any breach of any term or condition of this Agreement shall not be deemed to constitute the waiver of any other breach of the same or any other term and condition.

SECTION 8: EXECUTION OF COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

SECTION 9: GOVERNING LAW. The validity and effect of this Agreement shall be governed and construed and enforced in accordance with the laws of the State of California.

IN WITNESS WHEREOF, the parties have entered into this agreement effective as of May 30, 2003.



COMPANY                     BRILLIANT DIGITAL ENTERTAINMENT, INC.

                                     By:
                                           --------------------------------
                                           Tyler Tarr
                                     Its:  Chief Financial Officer


EMPLOYEE
                            -----------------------------------------------
                            [Name]

                                    Exhibit A
                             Stock Option Agreement

                      BRILLIANT DIGITAL ENTERTAINMENT, INC.
                           NON-STATUTORY STOCK OPTION:
                          NOTICE OF STOCK OPTION GRANT

         You ("OPTIONEE") have been granted the following option (the "OPTION") to purchase Common Stock ($.001 par value) of Brilliant Digital Entertainment, Inc. (the "COMPANY"):

         Name of Optionee:

         Total Number of Shares Granted:

         Type of Option:                      Non-Qualified Stock Option

         Exercise Price Per Share:            $0.12

         Date of Grant:                       ________ __, 2003

         Date Exercisable:                    July 1, 2004

         Expiration Date:                     ________   __,   2013;   PROVIDED,
                                              HOWEVER,  that to the  extent  the
                                              Company   remains  listed  on  the
                                              American    Stock   Exchange   and
                                              stockholder   approval   of   this
                                              Option is required for the Company
                                              to remain in  compliance  with the
                                              listing  standards of the American
                                              Stock  Exchange,  then this Option
                                              shall automatically  terminate and
                                              cease to have any  force or effect
                                              as of June 30,  2004  unless  such
                                              stockholder approval has been duly
                                              obtained  by  the  Company  on  or
                                              prior to such date.

         By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the Brilliant Digital Entertainment, Inc. Stock Option Agreement (Non-Statutory Stock Option), which is attached to and made a part of this document.


                                              BRILLIANT DIGITAL
OPTIONEE:                                     ENTERTAINMENT, INC.


By:                                          By:
      ----------------------------                 -----------------------------
                                                      Tyler Tarr
Print Name:                                  Its:     Chief Financial Officer

                                     ANNEX I

                      BRILLIANT DIGITAL ENTERTAINMENT, INC.
                             STOCK OPTION AGREEMENT
                          (NON-STATUTORY STOCK OPTION)

         1.       GRANT OF OPTION

                  1.1 OPTION. On the terms and conditions set forth in the Notice of Stock Option Grant and this Agreement, the Company grants to the Optionee the Option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant. This option is intended to be a Non-Qualified Stock Option.

                  1.2 DEFINED TERMS. Capitalized terms are defined at the end of this Agreement.

         2.       RIGHT TO EXERCISE

         Subject to the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration or termination at the time or times set forth in the Notice of Stock Option Grant. In addition, all of the remaining unexercised options shall immediately become fully exercisable if: (a) a Change in Control occurs, and (b) solely to the extent the Company remains listed on the American Stock Exchange and stockholder approval of this Option is required for the Company to remain in compliance with the listing standards of the American Stock Exchange, that stockholder approval has been duly obtained by the Company.

         3.       NO TRANSFER OR ASSIGNMENT OF OPTION

         Except as provided herein, Optionee may not assign, sell or transfer the Option, in whole or in part, other than by will or by operation of the laws of descent and distribution. The Board of Directors, in its sole discretion may permit the transfer of the Option as follows: (i) by gift to a member of the Optionee's immediate family or (ii) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the trustor (either or both (i) or (ii) referred to as a "PERMITTED TRANSFEREE"). For purposes of this SECTION 3, "IMMEDIATE FAMILY" shall mean the Optionee's spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships. A transfer permitted under this SECTION 3 hereof may be made only upon written notice to and approval thereof by Board of Directors. A Permitted Transferee may not further assign, sell or transfer the transferred option, in whole or in part, other than by will or by operation of the laws of descent and distribution. A Permitted Transferee shall agree in writing to be bound by the provisions of this Agreement.

         4.       EXERCISE PROCEDURES

                  4.1 NOTICE OF EXERCISE. The Optionee or the Optionee's representative may exercise this option by delivering a written notice in the form of Exhibit A attached hereto ("NOTICE OF EXERCISE") to the Company in the manner specified pursuant to SECTION 9.3 hereof.

Such notice shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment, which must comply with SECTION 5. The notice shall be signed by the person who is entitled to exercise this option. In the event that this option is to be exercised by the Optionee's representative, the notice shall be accompanied by proof (satisfactory to the Company) of the representative's right to exercise this option.

                  4.2 ISSUANCE OF SHARES. After receiving a proper notice of exercise, the Company shall cause to be issued a certificate or certificates for the Shares as to which this option has been exercised, registered in the name of the person exercising this option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship). The Company shall cause such certificate or certificates to be delivered to or upon the order of the person exercising this option.

                  4.3 WITHHOLDING TAXES. In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the exercise or disposition of Shares purchased by exercising this option.

         5.       PAYMENT FOR STOCK

                  5.1 GENERAL RULE. The entire Exercise Price of Shares issued upon exercise of the Option shall be payable in full by cash or check for an amount equal to the aggregate Exercise Price for the number of shares being purchased. Alternatively, the Exercise Price may be paid by:

                           5.1.1    CASHLESS EXERCISE. A copy of instructions to
a broker directing such broker to sell the Shares for which this option is exercised, and to remit to the Company the aggregate Exercise Price of such option;

                           5.1.2    STOCK-FOR-STOCK  EXERCISE.  Paying  all or a
portion of the Exercise Price for the number of Shares being purchased by tendering Shares owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate Purchase Price of the shares with respect to which this option or portion hereof is exercised; or

                           5.1.3    ATTESTATION  EXERCISE.  By a stock for stock
exercise by means of attestation whereby the Optionee identifies for delivery specific Shares already owned by Optionee and receives a number of Shares equal to the difference between the Option Shares thereby exercised and the identified attestation Shares.

                  5.2 WITHHOLDING PAYMENT. The Exercise Price shall include payment of the amount of all federal, state, local or other income, excise or employment taxes subject to withholding (if any) by the Company or any parent or subsidiary corporation as a result of the exercise of a Stock Option. The Optionee may pay all or a portion of the tax withholding by cash or check payable to the Company, or, at the discretion of the Board of Directors, upon such terms as the Board of Directors shall approve, by (i) cashless exercise or attestation exercise; (ii)

Stock-for-Stock exercise; (iii) in the case of an Option, by paying all or a portion of the tax withholding for the number of shares being purchased by withholding shares from any transfer or payment to the Optionee ("STOCK WITHHOLDING"); or (iv) a combination of one or more of the foregoing payment methods. The fair market value of the number of shares subject to Stock withholding shall not exceed an amount equal to the applicable minimum required tax withholding rates.

         6.       TERM AND EXPIRATION

                  6.1 BASIC TERM. This option shall expire and shall not be exercisable after the Expiration Date specified in the Notice of Stock Option Grant.

                  6.2 EXERCISE AFTER DEATH. All or part of this option may be exercised at any time before its expiration under SECTION 6.1 above by the executors or administrators of the Optionee's estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance. When the Optionee dies, this option shall remain exercisable pursuant to the terms hereof until the Expiration Date specified in the Notice of Stock Option Grant.

         7.       ADJUSTMENTS TO NUMBER OF OPTION SHARES

         The number of Shares issuable upon exercise of this Option (or any shares of stock or other securities or property receivable or issuable upon exercise of this Option) and the Exercise Price are subject to adjustment upon occurrence of the following events:

                  7.1 ADJUSTMENT FOR STOCK SPLITS, STOCK SUBDIVISIONS OR COMBINATIONS OF SHARES. The Exercise Price shall be proportionally decreased and the number of Shares issuable upon exercise of this Option (or any shares of stock or other securities at the time issuable upon exercise of this Option) shall be proportionally increased to reflect any stock split or other subdivision of the Stock. The Exercise Price shall be proportionally increased and the number of Shares issuable upon exercise of this Option (or any shares of stock or other securities at the time issuable upon exercise of this Option) shall be proportionally decreased to reflect any reverse stock split, consolidation or combination of the Stock.

                  7.2 ADJUSTMENT FOR DIVIDENDS OR DISTRIBUTIONS OF STOCK OR OTHER SECURITIES OR PROPERTY. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Stock (or any shares of stock or other securities at the time issuable upon exercise of the Option) payable in (a) securities of the Company (including debt instruments) or (b) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Optionee on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the Shares of Stock (or such other stock or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Company to which Optionee would have been entitled upon such date if Optionee had exercised this Option on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such additional securities or other assets distributed with respect to such shares as aforesaid during such period giving effect to all adjustments called for by this SECTION 7.

                  7.3 RECLASSIFICATION. If the Company, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Option exist into the same or a different number of securities of any other class or classes, this Option shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Option immediately prior to such reclassification or other change, and the Exercise Price therefore shall be appropriately adjusted, all subject to further adjustment as provided in this
SECTION 7. No adjustment shall be made pursuant to this SECTION 7.3 upon any conversion or redemption of the Stock which is the subject of SECTION 7.5.

                  7.4 ADJUSTMENT FOR CAPITAL REORGANIZATION, MERGER OR CONSOLIDATION. In case of any capital reorganization of the capital stock of the Company (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or any merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all the assets of the Company then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Optionee shall thereafter be entitled to receive upon exercise of this Option, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property (including cash) to which the holder of the shares deliverable upon exercise of this Option would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Option had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this SECTION
7. The foregoing provisions of this SECTION 7.4 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Option. If the per-share consideration payable to the Optionee hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be the value as agreed upon in good faith by the Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Option with respect to the rights and interests of the Optionee after the transaction, to the end that the provisions of this Option shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Option.

                  7.5 CONVERSION OF COMMON STOCK. In case all or any portion of the authorized and outstanding shares of Stock are redeemed or converted or reclassified into other securities or property pursuant to the Company's Certificate of Incorporation or otherwise, or the Stock otherwise ceases to exist, then, in such case, the Optionee, upon exercise hereof at any time after the date on which the Stock is so redeemed or converted, reclassified or ceases to exist (the "TERMINATION DATE"), shall receive, in lieu of the number of Shares that would have been issuable upon such exercise immediately prior to the Termination Date, the securities or property that would have been received if this Option had been exercised in full and the Shares received thereupon had been simultaneously converted immediately prior to the Termination Date, all subject to further adjustment as provided in this Option. Additionally, the Exercise Price shall be immediately adjusted such that the aggregate Purchase Price of the maximum number of securities or other property for which this Option is exercisable immediately after the Termination Date is equal to the aggregate Purchase Price of the maximum number of Shares for which this Option was exercisable immediately prior to the Termination Date, all subject to further adjustment as provided herein.

         8.       RESTRICTIONS ON TRANSFER

                  8.1 LEGALITY OF INITIAL ISSUANCE. No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

                           8.1.1    It and the  Optionee  have taken any actions
required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

                           8.1.2    Any  applicable  listing  requirement of any
stock exchange on which Stock is listed has been satisfied; and

                           8.1.3    Any other  applicable  provision of state or
federal law has been satisfied.

                  8.2 SECURITIES LAW RESTRICTIONS. Regardless of whether the offering and sale of Shares under this Agreement have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

                  8.3 INVESTMENT INTENT AT GRANT. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof in violation of applicable securities laws.

                  8.4 INVESTMENT INTENT AT EXERCISE. In the event that the sale of Shares under this Agreement is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof in violation of applicable securities laws, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

                  8.5 LEGENDS. All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

                  "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

                  8.6 REMOVAL OF LEGENDS. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement no longer is required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

                  8.7 ADMINISTRATION. Any determination by the Company and its counsel in connection with any of the matters set forth in this SECTION 8 shall be conclusive and binding on the Optionee and all other persons.

         9.       MISCELLANEOUS PROVISIONS

                  9.1 RIGHTS AS A SHAREHOLDER. Neither the Optionee nor the Optionee's representative shall have any rights as a shareholder with respect to any Shares subject to this option until the Optionee or the Optionee's representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to SECTION 4 and SECTION 5 hereof.

                  9.2 NO RETENTION RIGHTS. Nothing in this Agreement shall confer upon the Optionee any right to continue in employment or other service with the Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his employment or other service with the Company at any time and for any reason, with or without Cause.

                  9.3 NOTICE. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company.

                  9.4 ENTIRE AGREEMENT. The Notice of Stock Option Grant and this Agreement constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

                  9.5 CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, AS SUCH LAWS ARE APPLIED TO CONTRACTS ENTERED INTO AND PERFORMED IN SUCH STATE.

         10.      DEFINITIONS

                  10.1     "AGREEMENT" shall mean this Stock Option Agreement.

                  10.2     "BOARD  OF   DIRECTORS"   shall  mean  the  Board  of
Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

                  10.3 "CHANGE IN CONTROL" shall mean (i) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned, directly or indirectly, by persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization; or (ii) the sale, transfer or other disposition of all or substantially all of the Company's assets. A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

                  10.4 "CODE" shall mean the Internal Revenue Code of 1986, as amended.

                  10.5 "COMMITTEE" shall mean a committee of the Board of Directors, appointed by the Board of Directors to administer the Company's employee stock option plan generally or this Agreement specifically.

                  10.6 "COMPANY" shall mean Brilliant Digital Entertainment, Inc., a Delaware corporation.

                  10.7 "DATE OF GRANT" shall mean the date specified in the Notice of Stock Option Grant.

                  10.8 "EXERCISE PRICE" shall mean the amount for which one Share may be purchased from the Company upon exercise of this option, as specified in the Notice of Stock Option Grant.

                  10.9 "FAIR MARKET VALUE" shall mean the fair market value of a Share, determined as follows: (1) if the Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, the Fair Market Value of a share of Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable; (2) if the Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Stock shall be the mean between the bid and asked prices for the Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable; and (3) in the absence of an established market for the Stock, the Fair Market Value shall be determined in good faith by the Board of Directors.

                  10.10 "NON-QUALIFIED STOCK OPTION" shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

                  10.11    "NOTICE  OF  STOCK  OPTION   GRANT"  shall  mean  the
document so entitled, to which this Agreement is attached.

                  10.12 "OPTIONEE" shall mean the individual named in the Notice of Stock Option Grant.

                  10.13    "PURCHASE   PRICE"  shall  mean  the  Exercise  Price
multiplied by the number of Shares with respect to which this option is being exercised.

                  10.14 "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

                  10.15 "SHARE" shall mean one share of Stock, as adjusted in accordance with SECTION 7.

                  10.16 "STOCK" shall mean the Common Stock ($.001 par value).

                                    EXHIBIT A

                               NOTICE OF EXERCISE
                 (To be signed only upon exercise of the Option)

Brilliant Digital Entertainment, Inc.
6355 Topanga Canyon Boulevard, Suite 120
Woodland Hills, CA 91367

         The undersigned, the holder of the enclosed Stock Option Agreement, hereby irrevocably elects to exercise the purchase rights represented by the Option and to purchase thereunder ______* shares of Common Stock ($.001 par value) of Brilliant Digital Entertainment, Inc. (the "COMPANY"), and herewith encloses payment of $_______ and/or _________ shares of the Company's common stock in full payment of the purchase price of such shares being purchased.

Dated:
           ---------------------------------





                                      ------------------------------------------
                                      (Signature must conform in all respects to name of holder as specified on the face of the Option)


                                      ------------------------------------------
                                      (Please Print Name)


                                      ------------------------------------------
                                      (Please Print Address)


         * Insert here the number of shares called for on the face of the Option, or, in the case of a partial exercise, the number of shares being exercised, in either case without making any adjustment for additional Common Stock ($.001 par value) of the Company, other securities or property that, pursuant to the adjustment provisions of the Option, may be deliverable upon exercise.